                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 2001



                           SILICON VALLEY GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                         0-11348                94-2264681
(STATE OR OTHER JURISDICTION OF    [COMMISSION FILE NUMBER]     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NUMBER)


                                 101 METRO DRIVE
                                    SUITE 400
                               SAN JOSE, CA 95110
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 441-6700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

     On January 8, 2001, Silicon Valley Group, Inc. and ASM Lithography Holding N.V. issued a press release announcing that the companies voluntarily requested the withdrawal of their filing in connection with the Exon-Florio review process in order to provide more time to address certain United States government inquiries regarding their pending merger. The parties intend to refile their petition by the end of the month. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.


EXHIBIT
NUMBER                                    DESCRIPTION
-------        -----------------------------------------------------------------
 99.1          Silicon Valley Group, Inc. Press Release issued January 8, 2001

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SILICON VALLEY GROUP, INC.
                                   (Registrant)


Date: January 9, 2001              By: /s/ Russell G. Weinstock
                                      ------------------------------------------
                                      Russell G. Weinstock
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                    DESCRIPTION
-------        -----------------------------------------------------------------
 99.1          Silicon Valley Group, Inc. Press Release issued January 8, 2001